                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            West Palm Beach Division

In re:                                               Chapter 11

U.S. PLASTIC LUMBER CORP.;                           Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                      Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
            Debtors.             /
----------------------------------

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM NOVEMBER 1, 2004 TO NOVEMBER 30, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                       STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                       Counsel for Debtors
                                       Charles A. Postler (Fla. Bar #455318)
                                       110 East Madison Street, Suite 200
                                       Tampa, Florida 33602
                                       Phone:   (813) 229-0144
                                       Fax:     (813) 229-1811

                                       and

                                       RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                       Local Counsel for Debtors
                                       848 Brickell Avenue, Suite 1100
                                       Miami, Florida 33131
                                       Phone:   (305) 379-3121
                                       Fax:     (305) 379-4119
  Debtor's Address
  and Telephone No.
  2300 Glades Road                     By: /s/ Lisa M. Schiller
  #4400                                    -----------------------------
  Boca Raton, FL 33431                     LISA M. SCHILLER
  Phone:  (561) 394-3511                   Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING NOVEMBER 1, 2004 AND ENDING NOVEMBER 30, 2004

Case No. 04-33579 U.S. Plastic Lumber Corp.

                                                             Period
                                                           11/1-11/30          Cumulative
                                                           ----------          ----------
CASH ON HAND AT BEGINNING OF PERIOD                        $       --          $  120,979

RECEIPTS
Borrowings from DIP Loan                                           --             675,000
Collections of A/R                                                 --                  --
Other Receipts (incl Interco with Ltd.)                                         2,169,011
                                                           ----------          ----------
TOTAL RECEIPTS                                                     --           2,844,011
                                                           ----------          ----------
TOTAL CASH AVAILABLE                                               --           2,964,990
                                                           ----------          ----------

US Trustee Quarterly Fees                                          --                  --
Net Payroll                                                        --             199,903
Payroll Taxes Paid                                              2,855               6,439
Sales and Use Taxes                                                --                  --
Other Taxes                                                        --                  --
Rent                                                               --               7,131
Other Leases                                                       --                  --
Telephone                                                          --              32,762
Utilities                                                          --                  --
Travel & Entertainment                                             --              24,206
Vehicle Expenses                                                   --                  --
Office Supplies                                                    --               8,190
Advertising                                                        --                  --
Insurance - Medical/Health                                         --             159,586
Insurance - General Liability/Property/D&O                         --             800,932
Purchases of Fixed Assets                                          --                  --
Purchases of Inventory                                             --                  --
Manufacturing Supplies                                             --                  --
Payments to Professionals                                          --                 650
Repairs & Maintenance                                              --              10,162
Payment to Secured Creditors                                       --                  --
Bank Charges                                                       --              16,420
Other Operating Expenses (incl Interco with Ltd.)                  --           1,698,609
                                                           ----------          ----------
TOTAL CASH DISBURSEMENTS                                           --           2,964,990
                                                           ----------          ----------
ENDING CASH BALANCE                                        $       --          $       --


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

December 16, 2004                      /s/ Daniel R. Smith
                                       -----------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning   11/1/04                                  11/30/04
                             -------                                  --------

ACCOUNTS RECEIVABLE AT PETITION DATE:                               0
                                                           ---------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                          0
                                                           ---------------------
PLUS:  Current Month New Billings                                   0
                                                           ---------------------
LESS:  Collection During the Month                                  0
                                                           ---------------------
Disc/Allow                                                          0
                                                           ---------------------
End of Month Balance                                                0
                                                           ---------------------

--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days          31-60 Days        61-90 Days       Over 90 Days       Total

--------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning   11/1/04                                11/30/04
                             -------                                --------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date                Days
Incurred            Outstanding         Vendor         Description       Amount


--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                         0
                                                                ----------------
     PLUS:  New Indebtedness Incurred This Month                       0
                                                                ----------------
     LESS:  Amount Paid on Prior Accounts Payable                      0
                                                                ----------------
     Ending Month Balance                                              0
                                                                ----------------

--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 Number           Total
                                                 of Post          Amount of
Secured          Date                            Petition         Post Petition
Creditor/        Payment         Payment         Payments         Payments
Lessor           Due             Amount          Vendor           Description
---------        -------         -------         --------         -------------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning   11/1/04                               11/30/04
                             -------                               --------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                      N/A
                                                                ----------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                           0
                                                                ----------------
     Inventory Purchased During Month (+Mrer)                          0
                                                                ----------------
     Inventory Used or Sold                                            0
                                                                ----------------
     Inventory on Hand at End of Month                                 0
                                                                ----------------

METHOD OF COSTING INVENTORY:  N/A
                             ---------------------------------------------------

--------------------------------------------------------------------------------

                              FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  N/A
                                                 -------------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                       -----------------------------------------

--------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                           0
                                                                ----------------
         LESS:  Depreciation Expense                                   0
                                                                ----------------
         PLUS:  New Purchases                                          0
                                                                ----------------
Ending Monthly Balance                                                 0
                                                                ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:   N/A
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning     11/1/04                               11/30/04
                               -------                               --------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                              BRANCH
              ---------------------------          -----------------------------

ACCOUNT NAME:
              ------------------------------------------------------------------

ACCOUNT NUMBER:
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------

     Beginning Balance                                                 0
                                                                ----------------
     Total of Deposits Made
                                                                ----------------
     Total Amount of Checks Written
                                                                ----------------
     Service Charges
                                                                ----------------
     Closing Balance                                                   0
                                                                ----------------

Number of First Check Written this Period
                                             -----------------------------

Number of Last Check Written this Period
                                             -----------------------------

Total Number of Checks Written this Period
                                             -----------------------------

                                INVESTMENT ACCOUNTS

Type of Negotiable
Instrument                   Face Value     Purchase Price     Date of Purchase
------------------           ----------     --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:  US Plastic Lumber Corp       Case Number:
                 ----------------------
                                              04-33579 BKC-PGH

Reporting Period beginning     11/1/04                              11/30/04
                               -------                              --------

NAME OF BANK:                              BRANCH
              ----------------------------         -----------------------------

ACCOUNT NAME:
              ------------------------------------------------------------------

ACCOUNT NUMBER:
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------


Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date         Check Number           Payee          Purpose             Amount
----         ------------           -----          -------             ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:   US Plastic Lumber Corp       Case Number:
                  ----------------------
                                               04-33579 BKC-PGH

Reporting Period beginning    11/1/04      and ending     11/30/04
                              -------                     --------

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date                Bank                  Description                  Amount
----                ----                  -----------                  ------

NOT APPLICABLE


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                              Period
-----------------------------        -------------------------------------------

Name of                 Date
Taxing                  Payment
Authority               Due                     Description            Amount
---------               -------                 -----------            ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:    US Plastic Lumber Corp       Case Number:
                   ----------------------
                                                04-33579 BKC-PGH

Reporting Period beginning    11/1/04    and ending     11/30/04
                              -------                   --------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner      Title                   Amount Paid
------------------------      -----                   -----------
Dale Berg                     Asst Treasurer          $6,538 (thru Ltd 04-33580)


--------------------------------------------------------------------------------

PERSONNEL REPORT

                                                    Full Time         Part Time
                                                    ---------         ---------

Number of employees at beginning of period              1                 0
                                                    ---------         ---------
Number hired during the period                          0                 0
                                                    ---------         ---------
Number terminated during the period                     1                 0
                                                    ---------         ---------
Number of employees at end of period                    0                 0
                                                    ---------         ---------


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                                  Date
               Phone                       Coverage     Expiration      Premium
Carrier        Number       Policy No.     Type         Date            Due
-------        ------       ----------     ----         ----------      -------



SEE ATTACHED



U.S. Plastic Lumber Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         List of Insurance Policies
                                                                                                                      For 2004/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                            List of Insurance Policies
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number / Coverage
       Description                Term                  Limits                Deductibles           Coverage        Premiums
-----------------------------------------------------------------------------------------------------------------------------------
Lexington Policy No. xxxx       06/30/04-6/30/05     $7,500,000 Part of     $250,000 except         "All Risk"       $407,625 plus
                                                     $10,000,000            $500,000 for Silos      coverage with    Surplus Lines
                                                                            and their contents,     standard policy  Tax of
"All Risk" Policy                                                           and Dryer Systems       exclusions       $21,400.31
                                                                            and their contents
                                                     And
                                                     ---

                                                                            Earthquake and Flood
                                                                            Deductibles are 5% of
                                                     $5,000,000 Excess      TIV at each location
                                                     of $10,000,000         subject to minimum of
                                                                            $250,000 any one
                                                                            occurrence.
-----------------------------------------------------------------------------------------------------------------------------------
Allied World Assurance Co.      06/30/04-06/30/05    $2,500,000 Part        Participates in 25%     "All Risk"       $92,375 plus
Policy No. xxxx                                      of $10,000,000         of Limits and           coverage with    Surplus Lines
                                                                            Deductibles in          standard policy  Tax of
                                                                            Primary Layer           exclusions       $4,849.69
                                                                            of $10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Policy No.  xxxx      06/30/04-06/30/05  $25,000,000 property     $10,000 damage to       Comprehensive      $9,450
                                                   damage per accident      covered property;       coverage with
Boiler and Machinery Policy                        including Business       exclusions              standard policy
                                                   Income;
                                                                            24 Hour business
                                                   $250,000 expediting      Income
                                                   expenses
-----------------------------------------------------------------------------------------------------------------------------------



U.S. Plastic Lumber Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         List of Insurance Policies
                                                                                                                      For 2004/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                            List of Insurance Policies
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number / Coverage
       Description                Term                  Limits                Deductibles           Coverage           Premiums
-----------------------------------------------------------------------------------------------------------------------------------
United States Fire Insurance    06/30/04-06/30/05  $2,000,00 General        $5,000 per claim      Standard General     $50,957
company Policy No. xxxx                             Aggregate;              including expenses.   Liability coverage
                                                                                                  with:

Commercial General Liability                       $2,000,000                                     o  Absolute
Policy                                             Products/Completed                                Pollution
                                                   Operations aggregate;                             Exclusion

                                                   $1,000,000 Each                                o  Professional
                                                   Occurrence;                                       Liability
                                                                                                     Exclusion

                                                   $1,000,000 Personal                            o  Asbestos
                                                   & Advertising                                     Exclusion
                                                   Injury

                                                   $50,000 Fire                                   o  Designated
                                                   Damage                                            Products
                                                                                                     Exclusion

                                                   $5,000 Medical                                 o  Employment
                                                   Expenses                                          Related
                                                                                                     Practices
                                                                                                     Exclusion
----------------------------------------------------------------------------------------------
                                                   Employee Benefits        $1,000 Each           o  Additional
                                                   Liability                Claim                    Insured
                                                   Each Claim --                                     required by
                                                   $1,000,000                                        written
                                                   Aggregate -                                       Contract
                                                   $1,000,000                                     o  War and/or
                                                                                                     Terrorism
                                                                                                     Exclusion
                                                                                                  o  Fungus Exclusion
                                                                                                  o  Nuclear Energy
                                                                                                     Exclusion
-----------------------------------------------------------------------------------------------------------------------------------



U.S. Plastic Lumber Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         List of Insurance Policies
                                                                                                                      For 2004/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                            List of Insurance Policies
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number / Coverage
       Description                Term                  Limits                Deductibles            Coverage        Premiums
-----------------------------------------------------------------------------------------------------------------------------------
Illinois National Insurance       06/30/04 -       $1,000 liability         Comprehensive and     o  Standard Auto   $7,366
Company Policy # xxxx             06/30/05         combined, single         Collision:               coverage
                                                   limit (any auto);        Deductible -          o  CA9958
                                                   Physical damage          $1,000.00                (Pollution
                                                   coverage for all                                  Liability)
                                                   owned and hired
                                                   vehicles.
Commercial Automobile
Policy
-----------------------------------------------------------------------------------------------------------------------------------
Commerce & Industry               06/30/04 -       Statutory Coverage:                            Statutory          $693,924
Policy No. xxxx                   06/30/05                                                        Workers'           plus surcharge
                                                   o  $500,000 each                               Compensation       of $4,653
                                                      accident;                                   coverage
                                                   o  $500,000 disease
Workers' Compensation &                               (policy limit);
Employers' Liability Policy                        o  $500,000 disease
(All Other States)                                    (each employee).
-----------------------------------------------------------------------------------------------------------------------------------
American Home Assurance           06/30/04 -       Statutory Coverage:                            Statutory          $1,986
Company Policy No. xxxx           06/30/05                                                        Workers'           plus surcharge
                                                   o  $500,000 each                               Compensation       of $49
                                                      accident;                                   coverage
                                                   o  $500,000 disease
Workers' Compensation &                               (policy limit);
Employers' Liability Policy                        o  $500,000 disease
(California)                                          (each employee).
-----------------------------------------------------------------------------------------------------------------------------------




U.S. Plastic Lumber Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         List of Insurance Policies
                                                                                                                      For 2004/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                            List of Insurance Policies
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number / Coverage
       Description                Term                  Limits                Deductibles           Coverage        Premiums
-----------------------------------------------------------------------------------------------------------------------------------
Crum & Forster Policy No. xxxx    06/30/04 -       $10,000,000 Each                               Umbrella          $26,500
                                  06/30/05         Occurrence;                                    coverage over
                                                                                                  General
                                                                                                  Liability, Auto
Commercial Umbrella Policy                                                                        Liability,
                                                   $10,000,000 General                            Employers
                                                   Aggregate;                                     Liability
                                                                                                  underlying
                                                                                                  policies

                                                   $10,000,000
                                                   Products/Completed
                                                   Operations Aggregate;

                                                   $10,000,000 Personal &
                                                   Advertising Injury
                                                   Aggregate;

                                                   $10,000,000 Occupational
                                                   Disease Aggregate
-----------------------------------------------------------------------------------------------------------------------------------



U.S. Plastic Lumber Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         List of Insurance Policies
                                                                                                                      For 2004/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                            List of Insurance Policies
-----------------------------------------------------------------------------------------------------------------------------------
Policy Number / Coverage
       Description                Term                  Limits                Deductibles          Coverage         Premiums
-----------------------------------------------------------------------------------------------------------------------------------
XL Specialty Insurance            06/30/04 -       $10,000,000 aggregate.   $0 Insurance          Standard          $400,000
Policy No. xxxx                   06/30/05                                  Clause A;             Directors &
                                                                                                  Officers
                                                                                                  coverage
                                                                            $250,000 insuring
                                                                            Clauses B&C;          Employment
Directors and Officers                                                                            Practices
Liability Policy                                                            $250,000 Employment   Liability
                                                                            Practices;            coverage for
                                                                                                  Directors &
                                                                                                  Officers only
                                                                                                  (not entity)

                                                                           $250,000 SEC claims.
-----------------------------------------------------------------------------------------------------------------------------------
Risk Management Fee               06/30/04 -                                                      Risk Management   $25,000
                                  06/30/05                                                        Fee
-----------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE









We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                      CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                  JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a             CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; AND
U.S. PLASTIC LUMBER IP
CORPORATION,
                       DEBTORS.          /

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM NOVEMBER 1, 2004 TO NOVEMBER 30, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                         STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                         Counsel for Debtors
                                         Charles A. Postler (Fla. Bar #455318)
                                         110 East Madison Street, Suite 200
                                         Tampa, Florida 33602
                                         Phone: (813) 229-0144
                                         Fax:   (813) 229-1811

                                         and

                                         RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                         Local Counsel for Debtors
                                         848 Brickell Avenue, Suite 1100
                                         Miami, Florida 33131
                                         Phone: (305) 379-3121
                                         Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                         By: /s/ Lisa M. Schiller
#440W                                        -----------------------------------
Boca Raton, FL 33431                         LISA M. SCHILLER
Phone: (561) 394-3511                        Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING NOVEMBER 1, 2004 AND ENDING NOVEMBER 30, 2004

Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                      Period
                        Ltd                         11/1-11/30    Cumulative
                                                    ----------    ----------
CASH ON HAND AT BEGINNING OF PERIOD                 $  313,625    $  626,860

RECEIPTS
Borrowings from DIP Loan                                    --       325,000
Collections of A/R                                     816,708     4,344,364
Other Receipts (incl Interco with Ltd.)                236,088     1,946,040
                                                    ----------    ----------
TOTAL RECEIPTS                                       1,052,716     6,615,404
                                                    ----------    ----------
TOTAL CASH AVAILABLE                                 1,366,340     7,242,264
                                                    ----------    ----------

US Trustee Quarterly Fees                                   --        16,250
Net Payroll                                            224,315     1,546,944
Payroll Taxes Paid                                      48,896       163,160
Sales and Use Taxes                                         --            --
Other Taxes                                                 --            --
Rent                                                    45,421       187,607
Other Leases                                                --        21,129
Telephone                                               13,252        41,937
Utilities                                              133,809       419,774
Travel & Entertainment                                  10,852        57,759
Vehicle Expenses                                            --            --
Office Supplies                                          3,313        10,484
Advertising                                                 --            --
Insurance - Medical/Health                              33,525        59,244
Insurance - General Liability/Property/D&O             196,469       394,444
Purchases of Fixed Assets                               27,725        31,243
Purchases of Inventory                                 130,131     1,376,956
Manufacturing Supplies                                      --        78,900
Payments to Professionals                               12,981        19,184
Repairs & Maintenance                                       --       155,806
Payment to Secured Creditors                             6,263        68,789
Bank Charges                                             3,081         7,066
Other Operating Expenses (incl Interco with Ltd.)        4,933     2,114,214
                                                    ----------    ----------
TOTAL CASH DISBURSEMENTS                               894,966     6,770,890
                                                    ----------    ----------
ENDING CASH BALANCE                                 $  471,375    $  471,374

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

December 16, 2004                                /s/ Daniel R. Smith
                                                 -------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

ACCOUNTS RECEIVABLE AT PETITION DATE: __________________________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance           1,249,782
                                     ---------
PLUS: Current Month New Billings       858,538
                                     ---------
LESS: Collection During the Month     (961,162)
                                     ---------
Disc/Allow                             (19,564)
                                     ---------
End of Month Balance                 1,127,594
                                     ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days       31-60 Days      61-90 Days      Over 90 Days       Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF NOVEMBER 30, 2004

  PLANT       TOTAL A/R     0-30 DAYS     31-44 DAYS    45-59 DAYS   60-89 DAYS    90+ DAYS
-----------  ----------     ---------     ----------    ----------   ----------    --------
OCALA, FL         4,353      (45,757)            0       (2,245)            0       52,355
CHICAGO, IL   1,123,242      757,394       132,736       38,133        57,002      137,977

              ---------      -------       -------       ------        ------      -------
TOTAL         1,127,594      711,637       132,736       35,888        57,002      190,332
PERCENT                         63.1%         11.8%         3.2%          5.1%        16.9%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date          Days
Incurred     Outstanding       Vendor         Description         Amount
--------     -----------       ------         -----------         ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)       560,698
                                               --------
PLUS:  New Indebtedness Incurred This Month     498,011
                                               --------
LESS:  Amount Paid on Prior Accounts Payable   (654,958)
                                               --------
Ending Month Balance                            403,751
                                               --------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                  Number        Total
                                 of Post      Amount of
 Secured       Date              Petition   Post Petition
Creditor/    Payment   Payment   Payments     Payments
 Lessor        Due     Amount     Vendor     Description
---------    -------   -------   --------   -------------

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF NOVEMBER 30, 2004

   PLANT      TOTAL A/P   0-30 DAYS    31-44 DAYS  45-59 DAYS  60-89 DAYS   90+ DAYS
-----------   ---------   ---------    ----------  ----------  ----------   --------
OCALA, FL       76,956     (21,270)      51,325       8,488      14,578      23,835
CHICAGO, IL    270,565     121,907       24,597      91,140      23,515       9,406
LTD             56,321      15,306        1,800       7,443       8,992      22,690

               -------     -------       ------     -------      ------      ------
TOTAL          403,751     115,943       77,721     107,071      47,084      55,931
PERCENT                       28.7%        19.2%       26.5%       11.7%       13.9%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: _______________________________________________

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month     1,504,494
                                           ----------
Inventory Purchased During Month (+Mrer)    1,198,676
                                           ----------
Inventory Used or Sold                     (1,354,055)
                                           ----------
Inventory on Hand at End of Month           1,349,115
                                           ----------

METHOD OF COSTING INVENTORY: ___________________________________________________

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month    44,859,796
                                                ----------
         LESS:  Depreciation Expense              (269,969)
                                                ----------
         PLUS:  New Purchases                            0
                                                ----------
Ending Monthly Balance                          44,589,827
                                                ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: ________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH ________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                    10,027
                                 ----------
Total of Deposits Made            1,052,715
                                 ----------
Total Amount of Checks Written   (1,021,856)
                                 ----------
Service Charges
                                 ----------
Closing Balance                      40,886
                                 ----------

Number of First Check Written this Period ___________________

Number of Last Check Written this Period ____________________

Total Number of Checks Written this Period __________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value   Purchase Price   Date of Purchase
------------------   ----------   --------------   ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank BRANCH _____________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                    45,722
                                  ---------
Total of Deposits Made            1,021,856
                                  ---------
Total Amount of Checks Written     (800,000)
                                  ---------
Service Charges
                                  ---------
Closing Balance                     267,008
                                  ---------

Number of First Check Written this Period _____________________

Number of Last Check Written this Period ______________________

Total Number of Checks Written this Period ____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value   Purchase Price   Date of Purchase
------------------   ----------   --------------   ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH ______________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                   3,904
                                 --------
Total of Deposits Made            190,279
                                 --------
Total Amount of Checks Written   (190,279)
                                 --------
Service Charges
                                 --------
Closing Balance                     3,904
                                 --------

Number of First Check Written this Period ADP

Number of Last Check Written this Period ______________

Total Number of Checks Written this Period ____________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value  Purchase Price   Date of Purchase
------------------   ----------  --------------   ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH ___________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Main Concentration

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                 253,976
                                 --------
Total of Deposits Made            800,000
                                 --------
Total Amount of Checks Written   (894,395)
                                 --------
Service Charges
                                 --------
Closing Balance                   159,581
                                 --------

Number of First Check Written this Period __________________

Number of Last Check Written this Period  __________________

Total Number of Checks Written this Period  ________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument       Face Value  Purchase Price   Date of Purchase
------------------   ----------  --------------   ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

NAME OF BANK: ________________________ BRANCH __________________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date     Check Number    Payee     Purpose    Amount
----     ------------    -----     -------    ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date    Bank   Description   Amount
----    ----   -----------   ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed ________________ Period ___________________

 Name of        Date
 Taxing       Payment
Authority       Due       Description    Amount
---------     -------     -----------    ------

ATTACHMENT 6 MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes          Paid
ADP                    5-Nov       $       18,839.43
ADP                   12-Nov       $        6,478.36
ADP                   19-Nov       $       17,225.01
ADP                   26-Nov       $        6,168.55
                                   $               -
                                   -----------------
                Total              $       48,711.35

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 11/1/04 and ending 11/30/04

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner        Title    Amount Paid
------------------------        -----    -----------
NONE

PERSONNEL REPORT

                                               Full Time              Part Time
Number of employees at beginning of period        90                      0
                                               -----                  -----
Number hired during the period                     0                      0
                                               -----                  -----
Number terminated during the period                0                      0
                                               -----                  -----
Number of employees at end of period              90                      0
                                               -----                  -----

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                      Agent &                                                                        Date
                       Phone                                 Coverage           Expiration          Premium
Carrier               Number             Policy No.            Type                Date               Due
-------               -------            ----------          --------           ----------          -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before __________________________.